UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2009

Open Text Corporation

(Exact Name Of Registrant As Specified In Charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L0A1

(Address of principal executive offices, including zip code)

(519) 888-7111

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 21, 2009, Scenic Merger Corp. (“Merger Sub”), an indirect wholly owned subsidiary of Open Text Corporation (“Open Text”), merged with and into Vignette Corporation (“Vignette”) (the “Merger”) in accordance with the Agreement and Plan of Merger, dated as of May 5, 2009, among Open Text, Merger Sub and Vignette (the “Merger Agreement”). As a result of the Merger, Vignette became an indirect wholly owned subsidiary of Open Text, and the shares of Vignette common stock, which traded under the symbol “VIGN”, have ceased trading on, and are being delisted from, the Nasdaq Global Select Market.

Pursuant to the terms of the Merger Agreement, each outstanding share of Vignette common stock was converted into the right to receive $8.00 in cash, without interest and 0.1447 of one share of Open Text common stock. Open Text will issue approximately 3.45 million shares of its common stock in connection with the Merger. Based on the closing price of $36.84 per share of Open Text common stock on the Nasdaq Global Select Market on July 20, 2009, the last trading day before the closing of the Merger, the aggregate value of the consideration paid in connection with the Merger to former holders of Vignette common stock was approximately $321 million.

Neither Open Text and any of its affiliates nor any person who was then a director or officer of Open Text had a material relationship with Vignette prior to the completion of the Merger.

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of Open Text’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2009.

Item 8.01.	Other Events.

On July 21, 2009, Open Text issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The historical financial statements of Vignette required pursuant to Item 9.01 of Form 8-K will be filed by Open Text within 71 days of the filing of this Form 8-K by amendment hereto.

(b) Pro Forma Financial Information.

The pro forma financial statements required pursuant to Item 9.01 of Form 8-K will be filed by Open Text within 71 days of the filing of this Form 8-K by amendment hereto.

(d) The following exhibits are filed with this report:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 5, 2009, among Open Text Corporation, Scenic Merger Corp. and Vignette Corporation (incorporated by reference to Exhibit 2.1 to Open Text’s Current Report on Form 8-K filed on May 7, 2009).

99.1	Press Release dated July 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION
(Registrant)

Date: July 21, 2009	/s/ Paul McFeeters
Paul McFeeters
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 5, 2009, among Open Text Corporation, Scenic Merger Corp. and Vignette Corporation (incorporated by reference to Exhibit 2.1 to Open Text’s Current Report on Form 8-K filed on May 7, 2009).

99.1	Press Release dated July 21, 2009.